EXHIBIT 99.1


Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, Class AJ

Price/Yield
-----------------------------------------------------------------------------------------
  Given: Price                                Base Case                 Scenario 2
-----------------------------------------------------------------------------------------
    99.25000               Yield                5.3566                    5.3177
                          Spread                  38                        34
                            WAL                  9.97                      9.98
                         Mod Durn               7.564                     7.579
                       Mod Convexity            0.708                     0.710
                     Principal Window       Oct15 to Nov15            Oct15 to Nov15
                    Principal Writedown      0.00 (0.00%)              0.00 (0.00%)
                       Maturity #mos             121                       121
                       Scenario Name          Base Case          10% High Coupon 30% dflt
                          CMT_3MO               3.845                     3.845
                          CMT_6MO               4.156                     4.156
                          CMT_2YR               4.254                     4.254
                          CMT_3YR               4.290                     4.290
                          CMT_5YR               4.336                     4.336
                         CMT_10YR               4.485                     4.485
                         CMT_30YR               4.703                     4.703
                        Prepay Rate             0 CPR                     0 CPR
-----------------------------------------------------------------------------------------

Scenarios
---------
Base Case: 0 prepay, 0 default
Scenario 2: Defaulted 10% of the pool (highest net coupon loans) in 36 months, 30% severity, 12 mo lag, 100% advancing



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
AND OTHER INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, Class B

Price/Yield
----------------------------------------------------------------------------------------
  Given: Price                               Base Case                 Scenario 2
----------------------------------------------------------------------------------------
    98.90000              Yield                5.4024                    5.3630
                          Spread                 42                        38
                           WAL                 10.04                      10.04
                         Mod Durn              7.599                      7.606
                      Mod Convexity            0.715                      0.716
                     Principal Window      Nov15 to Nov15            Nov15 to Nov15
                   Principal Writedown      0.00 (0.00%)              0.00 (0.00%)
                      Maturity #mos             121                        121
                      Scenario Name          Base Case          10% High Coupon 30% dflt
                         CMT_3MO               3.845                      3.845
                         CMT_6MO               4.156                      4.156
                         CMT_2YR               4.254                      4.254
                         CMT_3YR               4.290                      4.290
                         CMT_5YR               4.336                      4.336
                         CMT_10YR              4.485                      4.485
                         CMT_30YR              4.703                      4.703
                       Prepay Rate             0 CPR                      0 CPR
----------------------------------------------------------------------------------------

Scenarios
---------
Base Case: 0 prepay, 0 default
Scenario 2: Defaulted 10% of the pool (highest net coupon loans) in 36 months, 30% severity, 12 mo lag, 100% advancing



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
AND OTHER INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, Class C

Price/Yield
----------------------------------------------------------------------------------------
  Given: Price                               Base Case                 Scenario 2
----------------------------------------------------------------------------------------
    98.75000              Yield                5.4223                    5.3828
                          Spread                 44                        40
                           WAL                 10.04                      10.04
                         Mod Durn              7.596                      7.604
                      Mod Convexity            0.715                      0.716
                     Principal Window      Nov15 to Nov15            Nov15 to Nov15
                   Principal Writedown      0.00 (0.00%)              0.00 (0.00%)
                      Maturity #mos             121                        121
                      Scenario Name          Base Case          10% High Coupon 30% dflt
                         CMT_3MO               3.845                      3.845
                         CMT_6MO               4.156                      4.156
                         CMT_2YR               4.254                      4.254
                         CMT_3YR               4.290                      4.290
                         CMT_5YR               4.336                      4.336
                         CMT_10YR              4.485                      4.485
                         CMT_30YR              4.703                      4.703
                       Prepay Rate             0 CPR                      0 CPR
----------------------------------------------------------------------------------------

Scenarios
---------
Base Case: 0 prepay, 0 default
Scenario 2: Defaulted 10% of the pool (highest net coupon loans) in 36 months, 30% severity, 12 mo lag, 100% advancing



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
AND OTHER INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, Class D


Price/Yield
----------------------------------------------------------------------------------------
  Given: Price                               Base Case                 Scenario 2
----------------------------------------------------------------------------------------
    98.50000              Yield                5.4556                    5.4160
                          Spread                 47                        43
                           WAL                 10.04                      10.04
                         Mod Durn              7.591                      7.599
                      Mod Convexity            0.714                      0.715
                     Principal Window      Nov15 to Nov15            Nov15 to Nov15
                   Principal Writedown      0.00 (0.00%)              0.00 (0.00%)
                      Maturity #mos             121                        121
                      Scenario Name          Base Case          10% High Coupon 30% dflt
                         CMT_3MO               3.845                      3.845
                         CMT_6MO               4.156                      4.156
                         CMT_2YR               4.254                      4.254
                         CMT_3YR               4.290                      4.290
                         CMT_5YR               4.336                      4.336
                         CMT_10YR              4.485                      4.485
                         CMT_30YR              4.703                      4.703
                       Prepay Rate             0 CPR                      0 CPR
----------------------------------------------------------------------------------------

Scenarios
---------
Base Case: 0 prepay, 0 default
Scenario 2: Defaulted 10% of the pool (highest net coupon loans) in 36 months, 30% severity, 12 mo lag, 100% advancing



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
AND OTHER INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, Class E

Price/Yield
----------------------------------------------------------------------------------------
  Given: Price                               Base Case                 Scenario 2
----------------------------------------------------------------------------------------
    98.00000              Yield                5.5224                    5.4828
                          Spread                 54                        50
                           WAL                 10.04                      10.04
                         Mod Durn              7.582                      7.590
                      Mod Convexity            0.713                      0.714
                     Principal Window      Nov15 to Nov15            Nov15 to Nov15
                   Principal Writedown      0.00 (0.00%)              0.00 (0.00%)
                      Maturity #mos             121                        121
                      Scenario Name          Base Case          10% High Coupon 30% dflt
                         CMT_3MO               3.845                      3.845
                         CMT_6MO               4.156                      4.156
                         CMT_2YR               4.254                      4.254
                         CMT_3YR               4.290                      4.290
                         CMT_5YR               4.336                      4.336
                         CMT_10YR              4.485                      4.485
                         CMT_30YR              4.703                      4.703
                       Prepay Rate             0 CPR                      0 CPR
----------------------------------------------------------------------------------------

Scenarios
---------
Base Case: 0 prepay, 0 default
Scenario 2: Defaulted 10% of the pool (highest net coupon loans) in 36 months, 30% severity, 12 mo lag, 100% advancing



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
AND OTHER INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                                                October 19, 2005
Bear, Stearns & Co. Inc.          TOP20-MN8                          10:45AM EDT
scmorris                         Sensitivity                         Page 1 of 1

           ----------------------------------------------------------
           Settle Date: 10/28/2005 US Treasury Curve Date: 10/19/2005
           ----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                    Tranche: X1 (IO)
-----------------------------------------------------------------------------------------------------------------------
          0 CPY     100 CPY                       0 CPY                            0 CPY
          CDR       0 CDR,          .5 CDR AFTER 24, 35 SEV, 12LAG,   1 CDR AFTER 24, 35 SEV, 12LAG,
 Price    0         1%CALL                       1%CALL                            1%CALL
          8.587     8.394                         8.471                             8.382
-----------------------------------------------------------------------------------------------------------------------
          12.181    11.398          9.351                             4.605
..159867   778       700             495                               21
          3.668     3.516           3.388                             2.849
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                 0 CPY                              0 CPY                            100 CPY
                    1.5 CDR AFTER 24, 35 SEV, 12LAG,   2 CDR AFTER 24, 35 SEV, 12LAG,   .5 CDR AFTER 24, 35 SEV, 12LAG,
 Price                          1%CALL                             1%CALL                            1%CALL
                                 8.294                              8.208                            8.307
-----------------------------------------------------------------------------------------------------------------------
                    .477                               -1.027                           9.070
..159867             -392                               -542                             467
                    2.363                              2.303                            3.387
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                100 CPY                           100 CPY                           100 CPY
                    1 CDR AFTER 24, 35 SEV, 12LAG,   1.5 CDR AFTER 24, 35 SEV, 12LAG,   2 CDR AFTER 24, 35 SEV, 12LAG,
 Price                          1%CALL                             1%CALL                            1%CALL
                    8.223                            8.141                              8.058
-----------------------------------------------------------------------------------------------------------------------
                    4.252                            .020                               -1.529
..159867             -14                              -437                               -592
                    2.846                            2.353                              2.290
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                                30 CPY
                    2 CDR AFTER 24, 35 SEV, 12LAG,    PREPAY
 Price                          1%CALL                 LOSS
                    8.199                            Avg. Life
--------------------------------------------------------------
                    -1.052                           Yield
..159867             -544                             Spread
                    2.302                            Duration
--------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.